Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Entity [Table]
Compensation-related liabilities	$ 3,338	$ 2,925	$ 4,795
of which: net defined benefit liability	462	558	617
Deferred tax liabilities	201	165	297
Current tax liabilities	935	926	1,365
VAT and other tax payables	490	541	524
Deferred Income	233	246	225
Liabilities of disposal group held for sale	1,351	1,289	1,298
Other	70	61	68
Total other non-financial liabilities	$ 6,618	$ 6,152	$ 8,572